UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 12, 2008
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.
     On February 12, 2008, Marshall Larsen, Chairman, President and Chief Executive Officer of Goodrich Corporation will address Lehman Brothers’ 25th Annual Industrial Select Conference in Miami Beach, Florida. The address is scheduled for 10:45 a.m. — 11:25 a.m. Eastern Time. By press releases dated January 29, 2008 and February 11, 2008, the public was invited to listen to the address by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. A related written presentation will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference. A copy of such presentation is furnished as Exhibit 99.1 hereto.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 99.1	Goodrich Corporation written presentation dated February 12, 2008.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: February 12, 2008	By:	/s/ Vincent M. Lichtenberger
Vincent M. Lichtenberger
Assistant Secretary

Exhibit Index

Exhibit 99.1	Goodrich Corporation written presentation dated February 12, 2008.